[S. R. SNODGRASS, A.C. LETTERHEAD]




                         CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in this Registration Statement of PHSB Financial Corporation on Form S-8 of our report dated January 15, 2003 appearing in the Annual Report on Form 10-KSB of PHSB Financial Corporation for the year ended December 31, 2002.


                                                 /s/S.R. Snodgrass, A.C.
                                                 -------------------------------
                                                 S.R. Snodgrass, A.C.

Wexford, Pennsylvania

March 21, 2003